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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported):       December 3, 1996


                               CARDIOMETRICS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-26748                  77-0095687
(State or Other Jurisdiction         (Commission               (IRS Employer
   of Incorporation)                 File Number)            Identification No.)


645 Clyde Avenue, Mountain View, California                         94043
(Address of Principal Executive Offices)                          (Zip Code)


Company's telephone number, including area code:   (415) 961-6993




         (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5.           OTHER EVENTS

                  On December 3, 1996, the Board of Directors of Cardiometrics, Inc. (the"Company") adopted and approved Amended and Restated Bylaws of the
Company. The Amended and Restated Bylaws of the Company differ from the Company's previous bylaws in two ways: they eliminate the right of stockholders to call a special stockholders meeting; and delete a provision purporting to allow the removal of directors without cause.

                  On December 3, 1996 the Company filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to incorporate into one certificate the corrections to previously filed certificates, which were made pursuant to Certificates of Correction also filed with the Delaware Secretary of State on December 3, 1996.



ITEM 7.           EXHIBITS.

                  Exhibit
                  Number       Description
                  ------       -----------

                  3.1          Amended and Restated Bylaws of the Company.

                  3.2 Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on December 3, 1996.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CARDIOMETRICS, INC.



Date:  December 4, 1996                    By: /s/ Robert Y. Newell, IV
                                               -------------------------------
                                               Robert Y. Newell, IV
                                               Vice President,
                                               Finance & Administration,
                                               Chief Financial Officer,
                                               and Secretary
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                                  EXHIBIT INDEX



Exhibit
Number         Description
------         -----------

3.1            Amended and Restated Bylaws of the Company.

3.2 Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on December 3, 1996.